EXHIBIT 99.2

                    REAL ESTATE SALE AND LEASEBACK AGREEMENT
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     THIS REAL ESTATE SALE LEASEBACK  AGREEMENT  (this  "Agreement") is made and entered into this day of November, 2003, by and among WICKES INC., a Delaware corporation ("Seller"), BRADCO SUPPLY CORPORATION, a New Jersey corporation ("Bradco").

     1. Real  Estate and  Personal  Property.  Seller  agrees to sell and Bradco
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agrees to purchase,  all upon the terms and subject to the conditions  contained in this Agreement: (a) that certain real property in Walden, New York and legally described on Schedule 1.1 to this Agreement and all improvements thereon
                     ------------
(the "Walden Parcel"); (b) that certain real property in Exton, Pennsylvania and legally described on Schedule 1.2 to this Agreement and all improvements thereon
                     ------------
(the "Exton Parcel") (the Walden Parcel and the Exton Parcel are sometimes hereinafter referred to jointly as the "Real Estate"), and (c) the equipment and fixtures attached to, located on or used primarily in connection with the Walden Parcel and the Exton Parcel as respectively listed on Schedule 1.3 to this
                                                           -------------
Agreement (the "Personal Property" and, together with the Real Estate, the "Subject Property").

     2.  Purchase  Price.  Bradco  agrees to purchase the Subject  Property at a
         ---------------
price of $3,016,250 (which Purchase Price shall be allocated $1,140,000 for the Walden Parcel and $1,876,250 for the Exton Parcel) plus or minus prorations, to be paid at Closing (as hereinafter defined). Of such purchase price, (i) $887,500 plus accrued interest on the Notes (as hereinafter defined) to the Closing Date (as hereinafter defined) shall be paid by Bradco's delivery to Seller for cancellation by the indenture trustee of $887,500 principal amount of Wickes Inc. 10% Convertible Notes Due 2007 (the "Notes"), and (ii) $2,128,750 minus the amount of accrued interest on the Notes to the Closing Date shall be paid in cash.

     3. Deed of Conveyance;  Status of Title.  Seller shall convey titles to the
        ------------------------------------
Real Estate to Bradco or Bradco's nominee by recordable special warranty deeds, bargain and sale deed without covenants, or other similar deeds of conveyance applicable under New York or Pennsylvania law (jointly, the "Deed") and subject only to the restrictions contained in Section 5 of this Agreement or accepted by Bradco in accordance with Section 7 of this Agreement.

     4.  Closing.  The closing of the purchase and sale of the Subject  Property
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and the Shares  pursuant to this Agreement (the  "Closing")  shall take place on the later of December 9, 2003 or the third business day after the date upon which the Notes are issued (the "Closing Date") at the offices of First American Title Insurance Company ("Title Company") in Chicago, Illinois, or at such other date, time or place upon which the parties mutually agree, through an escrow with Title Company utilizing a form of deed and money escrow agreement mutually and reasonably acceptable to the parties.

     5. Title  Commitment.  No later than ten days  prior to the  Closing  Date,
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Seller shall obtain and deliver to Bradco title commitments (each individually a
"Title Commitment" and collectively,  "Title  Commitments") for the issuance of:
(i) a Form B- 1992 ALTA title insurance policy covering the Walden Parcel by Title Company in the amount of $1,140,000 and (ii) a Form B- 1992 ALTA title insurance policy covering the Exton Parcel by Title Company in the amount of $1,876,250, with each Title Commitment subject only to current non-delinquent real estate taxes and such other easements or exceptions which, in Purchaser's reasonable determination, do not materially and adversely affect the value,
development,   use  or  ownership  of  the  Subject   Property  (the  "Permitted
Exceptions") and containing such endorsements as are specified by Bradco, including, without limitation, an extended coverage endorsement deleting the general exceptions customarily set forth in the Title Policies (hereinafter defined). The Title Commitments shall be conclusive evidence of good title as therein shown as to all matters to be insured by the policies to be issued thereon.

     6. Surveys.  Not less than ten days prior to the Closing Date, Seller shall
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deliver to Bradco current surveys  ("Surveys") of each Subject Property prepared by a registered land surveyor in accordance with 1999 ALTA/ASCM Minimum Survey Standards certified to Bradco and the Title Company each of which contains an accurate legal description of each of the Subject Property and indicates the following: (i) the boundary lines of each of the Subject Property and the number of square feet contained therein; (ii) the location and course of all utility and other lines and easements, either visible or recorded, and the recording references thereof; (iii) all public and private streets, roads, driveways, and rights-of-way on or abutting each of the Subject Property; and (iv) no encroachments by any improvements from adjoining property onto each of the Subject Property. The Surveys shall be in form and content sufficient to cause the Title Company to delete all survey exceptions from the "Title Policies" (as hereinafter defined).

     7.  Approval of  Encumbrances.  No later than 3 days after  delivery of the
         -------------------------
later of the Title Commitments and Surveys, Bradco shall advise Seller in writing of any unpermitted title exceptions (other than Permitted Exceptions), which are deemed unacceptable to Bradco. If Bradco does not so notify Seller, any exceptions of title not heretofore so defined shall become Permitted Exceptions. If Bradco does so notify Seller of such unpermitted title exceptions which are not acceptable to Bradco, Seller shall have 10 days from the date of Bradco's notice to have the exceptions removed from the Title Commitments, correct the defects, or to have the Title Company issue its endorsement insuring against damage caused by such exceptions. If, at the conclusion of said 10 day period the Seller is unable or unwilling to remove, correct, or provide insurance against such exception, (i) Bradco may elect within 2 additional business days to terminate this Agreement by providing written notice thereof to Seller; or (ii) Bradco shall close the transaction within 2 additional business days (but not earlier than the Closing Date), if no such notice is given. The Closing Date shall be extended only as required to effectuate the terms of this
Section 7 of the Agreement.

     8.  Proratable  Expenses.  There  shall  be no  real  estate  tax or  other
         --------------------
prorations for the Subject Property.

     9.  Taxes  on  Transactions.  Seller  shall be  fully  responsible  for any
         -----------------------
transfer taxes relating to the sale of the Subject Property (including, without limitation, real estate transfer taxes), and the parties shall each be responsible for their recording fees due in respect of the sale of the Real Estate pursuant to this Agreement.

     10. Title Insurance  Costs.  Seller shall pay the cost of standard  Owner's
         ----------------------
Title Insurance Policies (the "Title Policies") and the Title Commitments issued in accordance with the provisions of Section 5, provided, however, that if the transaction fails to close by the Closing Date through Bradco's fault, Bradco shall pay all the cost of preparing the Title Commitments referred to in Section 5 of this Agreement, but if the transaction fails to close by the Closing Date through Seller's fault, Seller shall pay the cost of preparing such Title Commitments.

     11.  Seller's  Closing  Deliveries.  Seller shall  deliver the following at
          -----------------------------
Closing:

          (a) A special warranty deed conveying the Walden Parcel and a special warranty deed conveying the Exton Parcel and such other instruments of conveyance and transfer as shall be reasonably necessary to transfer to Bradco all of Seller's right, title and interest to the Real Property;

          (b) An affidavit satisfying Section 1445 of the Internal Revenue Code, as amended (the "Code") to the effect that Seller is not a foreign person;

          (c) A bill of sale for the  Personal  Property,  if any,  set forth on
     Schedule 1.3; and

          (d) An executed counterpart of the Walden Lease and the Exton Lease (as hereinafter defined).

     12.  Bradco's  Closing  Deliveries.  Bradco shall  deliver the following at
          -----------------------------
Closing:

          (a) The cash payment as set forth in Section 2 in immediately available federal funds;

          (b) The Notes; and

          (c) An executed counterpart of the Walden Lease and the Exton Lease;

     13.  Representations and Warranties of Seller. Seller hereby represents and
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warrants to Bradco as follows:

          (a) Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller is qualified to do business and is in good standing as a foreign corporation in the State of New York and the State of Pennsylvania.

          (b) Corporate Power and Authority. Seller has the corporate right, power and authority to enter into this Agreement and to sell, assign, transfer and convey to Bradco the Subject Property, and perform its obligations under the terms of this Agreement. All corporate action necessary for the execution, delivery and performance of this Agreement by Seller has been taken. This Agreement has been duly authorized, executed and delivered by Seller and will constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms and conditions.

          (c) No Conflict  with Other  Agreements  or  Instruments.  Neither the
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     execution  and  delivery of this  Agreement  by Seller nor  performance  by
     Seller in accordance with its terms will constitute (a) a violation of Seller's Certificate of Incorporation or by-laws, or (b) subject to obtaining the consent described in Section 17(e), a breach of or default under any agreement to which Seller is a party or by which Seller is bound or to which its properties are subject, where such breach or violation, either individually or in the aggregate with other violations, would have a materially adverse effect upon the transactions contemplated by this Agreement or the Subject Property, or (c) a violation of any statute, judgment, order, rule, or regulation in effect at the date hereof of any court or federal, state or other regulatory authority or governmental body having jurisdiction over Seller, where such violation, either individually or in the aggregate with other violations, would have a materially adverse effect on the transaction contemplated by this Agreement or the Subject Property.

          (d) Seller Not a "Foreign  Person".  Seller is not a "Foreign  Person"
              -----------------------------
     within the meaning of Section 1445 of the Code disposing of a United States real property interest within the meaning of Section 897(c) of the Code.

          (e)  Brokerage or Finder's  Fees.  Neither  Seller nor any of Seller's
               ---------------------------
     officers, agents, employees or stockholders has employed any brokers, finders or other intermediaries, or incurred any liability for any brokerage fees, finder's fees, commissions or other amounts, with respect to the transactions contemplated by this Agreement, which liabilities can be asserted against Bradco or the Subject Property, or require payment by Bradco.

          (f) Condition Of Property.  On the Closing Date, the  improvements  on
              ---------------------
     the Subject Property will be in the same condition as they are on the date of this Agreement, ordinary wear and tear excepted.

          (g) Disclaimer.  EXCEPT AS SET FORTH HEREIN, SELLER IS NOT MAKING, HAS
              ----------
     NOT MADE, AND SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER WITH RESPECT TO THE SUBJECT PROPERTY, INCLUDING, BUT NOT LIMITED TO THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SUBJECT PROPERTY. WITHOUT LIMITING THE FOREGOING, EXCEPT AS PROVIDED IN SECTION 15(C) HEREIN, SELLER DOES NOT MAKE, HAS NOT MADE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY
     HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE SUBJECT PROPERTY OR THE COMPLIANCE OR NONCOMPLIANCE OF THE SUBJECT PROPERTY WITH ANY HAZARDOUS SUBSTANCE LAWS. The occurrence of the Closing shall constitute an acknowledgement by Bradco that the Subject Property was accepted without representation or warranty, express or implied, other than those specifically set forth herein (except for the special warranties of title set forth in the Deed), and otherwise in an "AS IS" and "WITH ALL FAULTS" condition based solely on Bradco's own inspection. This Section shall survive the Closing and shall not be merged therein.

     14.  Representations and Warranties of Bradco. Bradco hereby represents and
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warrants to Seller as follows:

          (a) Brokerage or Finder's Fees. Neither Bradco nor any agent of Bradco
              --------------------------
     has employed any brokers, finders or other intermediaries, or incurred any liability for any brokerage fees, finder's fees, commissions or other amounts, with respect to the transactions contemplated by this Agreement, which liabilities can be asserted against Seller, the Subject Property or the Shares or require payment by Seller.

          (b)  Organization  and Good  Standing.  Bradco is a  corporation  duly
               --------------------------------
     organized, validly existing and in good standing under the laws of the State of New Jersey.

          (c) Corporate  Power and  Authority.  Bradco has the right,  power and
              -------------------------------
     authority to enter into this Agreement and to purchase from Seller the Subject Property, sell the Shares and perform its obligations under the terms of this Agreement. All corporate action necessary for the execution, delivery and performance of this Agreement by Bradco has been taken. This Agreement has been duly authorized, executed and delivered by Bradco and constitutes a legal, valid and binding obligation of Bradco, enforceable against Bradco in accordance with its terms and conditions.

          (d) No Conflict  with Other  Agreements  or  Instruments.  Neither the
              ----------------------------------------------------
     execution  and  delivery of this  Agreement  by Bradco nor  performance  by
     Bradco in accordance with its terms will constitute (a) a violation of Bradco's Certificate of Incorporation or by-laws, or (b) a breach of or default under any agreement to which Bradco is a party or by which Bradco is bound, where such breach or violation, either individually or in the aggregate with other violations, would have a materially adverse effect upon the transactions contemplated by this Agreement, or (c) a violation of any statute, judgment, order, rule or regulation in effect at the date hereof of any court or federal, state or other regulatory authority or governmental body having jurisdiction over Bradco, where such violation, either individually or in the aggregate with other violations, would have a materially adverse effect on the transaction contemplated by this Agreement.

     15. Covenants of Seller. Seller covenants and agrees as follows:
         -------------------

          (a) Cooperation and Assistance. Seller shall take actions necessary to
              --------------------------
     consummate and carry out the transactions contemplated by this Agreement and shall cooperate with and assist Bradco in making all filings and giving notices to all third parties which may be reasonably required.

          (b) Seller's  Indemnity.  Seller shall hold  harmless,  indemnify  and
              -------------------
     defend Bradco (by counsel reasonably satisfactory to Bradco) from and against any and all loss, damage, liability or expense which Bradco shall incur by Seller's breach of or failure to perform any of its covenants, representations or warranties in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished under this Agreement.

          (c) Seller's Environmental Indemnity. Without regard to whether Bradco
              --------------------------------
     conducts an environmental audit hereunder, Seller shall indemnify, defend with counsel chosen by Seller and hold Bradco, its officers, directors, employees, contractors, attorneys and agents, harmless from and against any and all claims, judicial, administrative and private-party actions and proceedings, costs, penalties, expenses (including, but not limited to, attorneys' fees, consultants' fees, laboratory fees and natural resource damages), judicial or administrative orders and any and all liability caused by, arising out of, or resulting or occurring from the presence on the Subject Property, or the release from the Subject Property (including, but not limited to, any structure, equipment, tank, container, or other item or any kind on or that was present at the Subject Property) into the environment at any time of any Hazardous Material first arising at any time prior to the Closing Date.

     16. Covenants of Bradco. Bradco covenants and agrees as follows:
         -------------------

          (a)  Cooperation  and  Assistance.   Bradco  shall  take  all  actions
               ----------------------------
     necessary to consummate and carry out the transactions contemplated by this Agreement and shall cooperate with and assist Seller in making all filings and giving notices to all third parties which may be reasonably required.

          (b) Acknowledgement of Disclaimer of Additional and Implied Warranties
              ------------------------------------------------------------------
     of Seller.  Bradco  acknowledges  and agrees that (i) it and its agents and
     ---------
     advisors are being given a full and complete opportunity to inspect the Subject Property and records and other information with respect to the Subject Property, (ii) Bradco takes full responsibility for determining the scope of its investigation of the Subject Property and for the manner in which such investigation has been conducted, (iii) Bradco is fully capable of evaluating the adequacy and accuracy of the information and material obtained by Bradco in the course of such investigation, and (iv) Bradco is not relying on Seller with respect to any representation or matter in connection with Bradco's evaluation of the Subject Property except to the extent that particular matters are specifically represented and warranted by Seller in Section 13. BRADCO FURTHER ACKNOWLEDGES AND AGREES THAT AFTER BEING GIVEN THE OPPORTUNITY TO INSPECT THE SUBJECT PROPERTY, BRADCO WILL RELY SOLELY ON ITS OWN INVESTIGATION OF THE SUBJECT PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER IN ITS DECISION TO GO FORWARD WITH THE PURCHASE OF THE SUBJECT PROPERTY. BRADCO FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION OBTAINED OR TO BE OBTAINED WITH RESPECT TO THE SUBJECT PROPERTY WAS OBTAINED OR WILL BE OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT
     INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

          (c) Bradco's  Indemnity.  Bradco shall hold  harmless,  indemnify  and
              -------------------
     defend Seller (by counsel reasonably satisfactory to Seller) from and against any and all loss, claim, damage, liability or expense which Seller may incur by reason of Bradco's breach of or failure to perform any of its covenants, representations or warranties in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished under this Agreement.

     17. Conditions Precedent to Seller's Obligations. All obligations of Seller
         --------------------------------------------
under this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions:

          (a) Performance of Obligations.  All the terms, conditions,  covenants
              --------------------------
     and obligations of this Agreement to be complied with and performed Bradco on or before the Closing Date shall have been complied with and performed in all material respects.

          (b)   Representations   and   Warranties   True   at   Closing.    The
                --------------------------------------------------------
     representations and warranties made Bradco herein shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and by consummation of the transactions contemplated by this Agreement, Bradco shall be deemed to affirm that the representations and warranties made by it herein are correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

          (c) No Injunction. No injunction, temporary restraining order or other
              -------------
     administrative or judicial order shall have been issued enjoining or restraining the transactions contemplated hereby in whole or in part.

          (d) Lease.  Simultaneously  with the Closing,  Bradco and Seller shall
              -----
     have entered into a lease for the Walden Parcel and a lease for the Exton Parcel substantially in the forms appended as Schedule 19.1 and Schedule
     19.2 attached to this Agreement (respectively, the "Walden Leases" and the "Exton Lease").

          (e) Lender  Consent.  Seller  shall have  obtained  the consent of its
              ---------------
     senior secured lender to Seller's sale of the Subject Property in accordance with the provisions of this Agreement.

          (f) Exchange Offer.  Barry Segal  ("Noteholder") and Seller shall have
              --------------
     consummated the transactions described in that certain Exchange Agreement of even date herewith, pursuant to which Noteholder agreed to exchange Existing Notes (as defined in the Exchange Agreement) for the Cash and New Note Option (as defined in the Exchange Agreement).

          (g)  Stock   Purchase.   Bradco,   Barry   Segal  and   Martin   Segal
               ----------------
     (collectively, "Stock Sellers"), and James O'Grady, James Hopwood, Timothy White, John Bavester, Jeffrey Rautenberg and Kenneth Stewart, (collectively, "Stock Purchasers"), have consummated the purchase and sale of shares of Wickes common stock described in that certain "Stock Purchase Agreement" of even date herewith between Stock Sellers and Stock Purchasers.

     18. Conditions Precedent to Bradco's Obligations. All obligations of Bradco
         --------------------------------------------
under this Agreement are subject to the fulfillment, on or prior to the Closing Date of each of the following conditions:

          (a) Performance of Obligations.  All the terms, conditions,  covenants
              --------------------------
     and obligations of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been complied with and performed in all material respects.

          (b)   Representations   and   Warranties   True   at   Closing.    The
                --------------------------------------------------------
     representations and warranties made by Seller herein shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and by consummation of the transactions contemplated by this Agreement, Seller shall be deemed to affirm that the representations and warranties made by Seller herein are correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

          (c) No Injunction. No injunction, temporary restraining order or other
              -------------
     administrative or judicial order shall have been issued enjoining or restraining the transactions contemplated hereby in whole or in part.

          (d) Lease.  Simultaneously  with the Closing,  Seller and Bradco shall
              -----
     have entered into the Lease.

          (e) Exchange Offer.  Noteholder and Seller shall have  consummated the
              --------------
     transactions described in that certain Exchange Agreement of even date herewith, pursuant to which Noteholder agreed to exchange Existing Notes (as defined in the Exchange Agreement) for the Cash and New Note Option (as defined in the Exchange Agreement).

          (f)  Stock   Purchase.   Bradco,   Barry   Segal  and   Martin   Segal
               ----------------
     (collectively, "Stock Sellers"), and James O'Grady, James Hopwood, Timothy White, John Bavester, Jeffrey Rautenberg and Kenneth Stewart, (collectively, "Stock Purchasers"), have consummated the purchase and sale of shares of Wickes common stock described in that certain "Stock Purchase Agreement" of even date herewith between Stock Sellers and Stock Purchasers.

          (g) Inspection Contingency: Phase II Inspection.
              -------------------------------------------

               (1) Purchaser shall have the right to inspect the Subject Property and improvements and to cause an updated environmental Phase I inspection ("Phase I") and an environmental phase II inspection ("Phase II") of the Premises to take place by an environmental auditor of Purchaser's selection and at Purchaser's cost. Purchaser shall indemnify Seller from and against any loss or damage to the real estate or to persons or property on or about the Subject Property at Purchaser's direction for purposes of the Phase I and Phase II. Notwithstanding anything to the contrary contained in the Agreement, Purchaser shall have the right to terminate the Agreement by notice to the Seller on or before December 1, 2003 if it is not satisfied with the result of the inspection, Phase I or Phase II, whereupon the Agreement shall become null and void. In the event Purchaser does not provide such notice within the time period provided, Purchaser shall be deemed to have waived this contingency.

               (2) Purchaser has not completed its updated Phase I or Phase II inspection of the Premises before December 1, 2003, then at Closing Purchaser and Seller agree that the sum of $50,000 (the "Deposit") from the Seller's proceeds at Closing shall be deposited in a joint order escrow with Title Company. The parties agree that in the event that the auditor preparing the updated Phase I or Phase II reasonably recommends remediation of any environmental condition evidenced by the Phase I or Phase II results, that the Deposit shall be withdrawn and applied to the cost of such remediation as they are incurred (which remediation shall be performed by Purchaser notwithstanding anything to the contrary contained in the terms of the Walden Lease and/or the Exton Lease as the case may be). The Purchaser shall be required by the terms of the escrow agreement to deliver to the escrow agent and Seller copies of the invoices of contractors performing remedial work three business days prior to withdrawing any portion of the Deposit for payment thereof, and the escrowee shall be instructed, absent any reasonable objection then given, to disburse such funds on the third business day after Purchaser certifies to escrowee that it has so delivered such notice to escrowee and Seller. The Deposit shall not be put in escrow but instead delivered to Seller at Closing if the updated Phase I and Phase II results are available subsequent to December 1, 2003 but prior to Closing and such auditor does not reasonably recommend such environmental remediation. Once made at Closing, the Deposit shall be released to Seller from the escrow in the event that the Phase I and Phase II results are available subsequent to Closing and such auditor does not reasonably recommend such environmental remediation. Any portion of the Deposit not used for remediation under the terms described herein shall be released to Seller upon the completion of such remediation.

     19.  Survival of  Representations  and  Warranties.  All  covenants,  other
          ---------------------------------------------
representations and warranties made by Seller and Bradco contained in this Agreement shall terminate for all purposes 180 days following the Closing Date except for (i) the representations and warranties set forth in Sections 13(e) and (f) and Section 15(c) which shall survive indefinitely, and (ii) claims for breach of such representations and warranties which have been asserted against a party prior to such date of termination by written notice to the other party which complies with the terms of Section 20(f) of this Agreement.

     20. Miscellaneous Provisions.
         ------------------------

          (a) Further  Assurances.  Each of the parties hereto agrees to execute
              -------------------
     such further documents and to take such further actions as may be reasonably necessary in order to effect consummation of the transactions contemplated hereby.

          (b)  Default;  Termination.  In the  event  of a  default  under  this
               ---------------------
     Agreement, the non-defaulting party shall have all rights or remedies at law or in equity arising out or resulting from a breach by the other party of the terms and provisions of this Agreement. This Agreement may be enforced in law or in equity, including specific performance and injunctive relief. In the event of default of either party, the defaulting party shall be liable for the nondefaulting party's damages and expenses, including reasonable attorney's fees.

          (c) Definitions.  As used in this Agreement, the following terms shall
              -----------
     have the following meanings:

     (a) "Hazardous Material" and "Hazardous Materials" means and includes,  but
          ------------------       -------------------
     is not limited to: (i) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by Congress or the Environmental Protection Agency or under any Hazardous Substance
     Laws; and (ii) any hazardous waste, hazardous substance, hazardous materials (including, but not limited to, petroleum and petroleum-related products, material, and substances), toxic substance, regulated substance, pollutant or contaminant as defined under any Hazardous Substance Laws.

     (b)  "Hazardous  Substance  Laws" means the following  provisions,  as they
           --------------------------
     shall be in effect from time to time, and any and all regulations adopted and publications promulgated pursuant thereto: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. ss. 2001 et. seq., the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss. 1801, et seq., the Safe Water Drinking Act, 42 U.S.C. ss. 300F, et seq., the Clean Water Act, 33 U.S.C. ss. 1251, et seq., the Environmental Protection Agency regulations pertaining to asbestos, including 40 C.F.R Part 61, Subpart M, the Occupational Safety and Health Administration regulations pertaining to asbestos, including 29 C.F.R. ss.ss. 1901.1001 and 1926.58, the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss. 136 et seq., the Federal Clean Air Act, as amended 42 U.S.C. ss. 7401 et seq., any so called federal, state or local "superfund" or "superlien" statute, and any other federal, state or local law, rule, regulation or ordinance related to environmental, health, safety, or welfare matters of any kind or nature whatsoever.

          (d) Assignment.  Neither Bradco or Seller may assign this Agreement or
              ----------
     any of its or his rights, interests or obligations hereunder without the express prior written consent of the other parties, which will not be unreasonably withheld, provided however that with notice to Seller, Bradco may assign its right to take title to either or each Subject Property to an entity or entities owned or controlled by Barry Segal. No such assignment or assignments shall relieve the assigning party of any liability under this Agreement, and the entity to which or other person to whom a party delegates such rights shall assume all of the assigning party's obligations hereunder. Any attempted assignment which fails to comply with this Section
                                                                         -------
     20(d) shall be void.
     ----

          (e) Applicable Law. This Agreement shall be interpreted, construed and
              --------------
     enforced in accordance with the internal laws of the State of Illinois, regardless of the choice of law provisions of New York, Pennsylvania or any other jurisdiction.

          (f) Notices. All notices,  requests,  demands and other communications
              -------
     hereunder shall be in writing and shall be deemed to have been duly given or made when (i) delivered by hand or during customary business hours if transmitted by telecopier and receipt of such telecopy is confirmed by the recipient, (ii) 2 business days after deposit in the United States Mail, certified or registered, postage pre-paid, return receipt requested, or
     (iii) the business day immediately following timely deposit with a nationally recognized overnight courier service (which shall include Airborne Express and Federal Express) to the parties at the following addresses:

                                If to Seller, to:

                                Wickes Inc.
                                706 Deerpath Drive
                                Vernon Hills, Illinois  60035
                                Attn: James A. Hopwood


                                With a copy to:
                                --------------

                                Schwartz, Cooper, Greenberger & Krauss Chartered 180 North LaSalle Street
                                Suite 2700
                                Chicago, Illinois  60601
                                Attn:  Mark B. Butterman

                                If to Bradco, to:

                                Bradco Supply Corporation
                                13 Production Way
                                P.O. Box 67
                                Avenel, New Jersey  07001
                                Attn:  Steve Feinberg, Treasurer


                                With a copy to:
                                --------------

                                Bradco Supply Corporation
                                13 Production Way
                                P.O. Box 67
                                Avenel, New Jersey  07001
                                Attn:  Michael L. Weinberger, General Counsel

By notice  complying with the  requirements  of this Section  20(f),  each party
                                                     --------------
shall have the right to change the address for all future notices, or other communications and payments to such party; provided, however, that the
                                                 -------------------
designation of a change of addressee or address, or both, by notice given hereunder shall not be effective until actually received. Any addressee designated above to whom copies of notices are designated to be sent shall be provided copies of notices for informational purposes only, any such copies may be sent via regular mail and a failure to give or to receive copies of notices shall not affect the validity of notice given to the parties or otherwise be construed as a failure to give notice.

          (g) Amendment and Waiver.  No term or provision of this  Agreement may
              --------------------
     be altered, amended, changed, waived, terminated or modified in any respect or particular except by written instrument signed by or on behalf of the party to be charged therewith. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or any subsequent breach.

          (h) Successors and Assigns. All covenants, representations, warranties
              ----------------------
     and agreements of the parties contained herein shall be binding upon and inure to the benefit of their respective successors, permitted assigns, heirs and legal representatives.

          (i)  Delivery  for  Review.  Delivery  of an  unsigned  form  of  this
               ---------------------
     Agreement to Bradco and Segal for their review and inspection shall be deemed made for inspection and negotiation purposes only and shall not be deemed an offer by Seller to sell the Subject Property or to buy the Notes and the Shares. Neither Bradco, Segal or Seller shall be deemed bound by the terms set forth herein until such time as Segal and an officer of each of Seller and Bradco have fully executed this Agreement and delivered copies (or countersigned copies) to each other.

          (j) Entire and Sole Agreement. This Agreement and the schedules hereto
              -------------------------
     constitute the entire agreement between the parties and supersede all prior agreements, representations, warranties, statements, promises and understandings, whether written or oral, with respect to the subject matter hereof and thereof. No party hereto shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement or in the schedules, documents and instruments to be delivered on or before the Closing Date.

          (k) Severability.  Whenever possible, each provision of this Agreement
              ------------
     and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          (l) Counterparts;  Captions.  This Agreement may be executed in one or
              -----------------------
     more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All paragraph headings and other captions used in this Agreement and the table of contents are for convenience only, are not a part of this Agreement and shall not be used in construing it.

          (m) Public  Announcements.  Except as  required by law, no party shall
              ---------------------
     make any public announcement or public filing with respect to this Agreement or the transactions contemplated hereby without first obtaining the approval of the other parties of the text and substance thereof, which approval shall not be unreasonably withheld.

          (n) Expenses.  Except as otherwise  expressly  set forth herein,  each
              --------
     party shall pay and be solely responsible for the expenses incurred by it under this Agreement or in connection herewith, including counsel fees and expenses of its representatives, whether or not the transactions contemplated by this Agreement are consummated.

          (o) Risk of Loss. If prior to the Closing Date,  (a) all or a material
              ------------
     part of the Exton Parcel or Walden Parcel is destroyed by fire or otherwise, or (b) all or a material part of the Exton Parcel or Walden Parcel is taken by eminent domain, Bradco may, by written notice to the Seller, elect to cancel this agreement prior to the Closing Date. In the event that Bradco shall so elect, all parties shall be relieved and released of and from any further liability hereunder. Unless this Agreement is so canceled, it shall remain in full force and effect and Seller, upon the Closing shall pay to Bradco any sums of money collected by the Seller under the policies of insurance or renewals thereof on the Exton Parcel and the Walden Parcel insuring against the loss in question, after deducting any amounts which the Seller shall have agreed or been obligated to pay for repairs or restoration of the damage. In addition, Seller shall assign, transfer and set over to Bradco all of Seller's right, title and interest in and to said policies to the extent of any further sums payable thereunder for such damage or destruction. If any part of the Exton Parcel or Walden Parcel shall have been taken by eminent domain the Seller, upon Closing, shall assign, transfer and set over to Bradco all of Seller's right, title and interest in and to any awards that may be made for such taking.

          (p) Time.  Time is of the  essence in this  Agreement  and of each and
              ----
     every provision contained in this Agreement. If the date for performance of either Bradco's or Seller's obligations under this Agreement falls on a Saturday, Sunday or a legal holiday, the time for performance shall be extended to the next succeeding business day.

                          ***Signature page follows***

(q)

          IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.


SELLER:                                 BRADCO:

WICKES INC., a Delaware corporation     BRADCO SUPPLY CORPORATION,
                                        a New Jersey corporation


By:                                     By:----------------------
   -----------------

Title:                                  Its:---------------------
      --------------

                                  SCHEDULE 1.1
                                  ------------


                         WALDEN PARCEL LEGAL DESCRIPTION


ALL THAT CERTAIN LOT, PIECE OR PARCEL OF LAND, situate in the Town of Montgomery, County of Orange, State of New York, and being more accurately bounded and described as follows:

Beginning at a stake on the westerly side of Route 208, said stake being located North 12 degrees 38 minutes 40 second East 83.90 feet from a concrete highway monument, said point of beginning also being the most easterly corner of lands being retained by Harry and Esther Speracos; thence from said point of beginning and along the northeasterly line of Speracos North 48 degrees 54 minutes 20 seconds West 505.56 feet to a stake; thence along the northerly line of land being retained by Speracos running approximately 50 feet northerly of a board fence and parallel with it, South 51 degrees 04 minutes 50 seconds West 240.77 feet to a stake, said stake being on the northeasterly side of Bailey Road; thence along the northeasterly line of Bailey Road on the next 2 courses and distances North 46 degrees 03 minutes 30 seconds West 29.89 feet to a point; thence North 55 degrees 54 minutes 30 seconds West 34.83 feet to a point, said point being a wall intersection, said point being the most easterly corner of lands now or formerly of Suydam; thence along the line of lands of Suydam following the wall North 53 degrees 10 minutes West 343.96 feet to a fence post; said post being the southeasterly line of the Wallkill Valley R.R. and being the most northerly corner of Suydam; thence following a fence and along the southeasterly line of the Wallkill Valley Railroad North 47 degrees 35 minutes East 1004.62 feet to a fence post; thence still along the south easterly line of the Wallkill Valley Railroad following a fence North 48 degrees 14 minutes 50 seconds East 164.03 feet to a fencepost, said fencepost marking the most northerly corner of the herein described parcel; thence following a fence South 58 degrees 47 minutes 40 seconds East 339.71 feet to a point; thence still following the fence South 58 degrees 27 minutes 40 seconds East 136.40 feet to a concrete highway monument, said monument being the northwesterly line of Route 208; thence along the northwesterly line of Route 208 on remaining courses and distances, South 29 degrees 41 minutes 40 seconds West 406.40 feet to a monument, thence South 20 degrees 27 minutes 40 seconds West 271.40 feet to a monument; thence South 12 degrees 38 minutes 40 seconds West 368.60 feet to point of beginning.

Excepting therefrom premises conveyed to George A. Bagley by deed recorded January 7, 1987 in Liber 2638 of Deeds, at page 349.

                                  SCHEDULE 1.2
                                  ------------

                         EXTON PARCEL LEGAL DESCRIPTION


ALL THAT CERTAIN lot or piece of ground, Situated in West Whiteland Township, Chester County, State of Pennsylvania described as follows:

BEGINNING at a spike in the Lionville-Whitford Road said spike North 29 degrees 20 minutes West 158 feet from a spike marking the intersection of said road and the center of the Reading Railroad right of way; thence still by said road North 29 degrees 20 minutes West 242.00 feet to a spike; thence by S.R. Thomas the following two courses and distances: (1) North 62 degrees 52 minutes East (passing over an iron pin on the East side of said road) 1,000.00 feet to an iron pin; (2) South 29 degrees 20 minutes East 400 feet to the center of the Reading Railroad; thence by said Railroad South 62 degrees 52 minutes West 873.5 feet (passing over iron pipes) to the corner of lands of the Philadelphia Electric Company; thence by said Philadelphia Electric Company the following two courses and distances; (1) North 29 degrees 20 minutes West 158 feet to a point;
(2) South 62 degrees 52 minutes West 126.5 feet to the point of beginning.

CONTAINING 8.717 acres more or less.

CHESTER COUNTY TAX PARCEL 41-5-129.3

BEING the same premises which Sarah R. Thomas, singlewoman by deed dated 7/13/1973 and recorded in the County of Chester in Deed Book 1139 page 429, granted and conveyed unto Wickes Lumber Company, a Delaware corporation, in fee.

                                  SCHEDULE 1.3
                                  ------------



                                PERSONAL PROPERTY





         Walden
         ------

19201-GALVANIZED CHAIN
C0232001-FENCE
C0232002-SECURITY LIGHT
C0232004-SEPTIC TANK &
C0232005-RR SIDING
C0232006-WELL
C0233011-HEATING & AIRC


         Exton
         -----

15303-CHAIN LINK FENCE
C2082010-SEWER SYSTEM
C2082023-YARD LIGHTING
C2083019-HVAC

                                  SCHEDULE 19.1
                                  -------------

                                  WALDEN LEASE

                                  SCHEDULE 19.2
                                  -------------

                                   EXTON LEASE